SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported) August 23, 2006
                                                         ---------------



                 Pope Resources, A Delaware Limited Partnership
             (Exact name of registrant as specified in its charter)



                       Delaware                               91-1313292
                       --------                               ----------
           (State or other jurisdiction of                 (I.R.S. Employer
            incorporation or organization)               Identification No.)



                19245 Tenth Avenue NE, Poulsbo, Washington 98370
                ------------------------------------------------
               (Address of principal executive offices) (ZIP Code)


        Registrant's telephone number, including area code (360) 697-6626
                                                           --------------



                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 OTHER EVENTS


On August 23, 2006 the Partnership announced a 12% increase in its quarterly distribution to $0.28 per unit. A copy of that press release is attached hereto as Exhibit 99.1.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
----------        -----------

99.1              Press release of the registrant dated August 23, 2006

SIGNATURES
----------


Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP


DATE: August 23, 2006     BY: /s/ Thomas M. Ringo
                              -------------------
                              Thomas M. Ringo
                              Vice President and Chief Financial Officer,
                              Pope Resources, A Delaware Limited
                              Partnership, and Pope MGP, Inc., General Partner

                                  Exhibit 99.1
              Press Release of the Registrant dated August 23, 2006